                                                                    EXHIBIT 99.1



        (LOGO OF IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.)

FOR IMMEDIATE RELEASE

             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                     ANNOUNCES SECOND QUARTER 1999 RESULTS

     LOS ANGELES, CALIFORNIA, August 13, 1999. Imperial Credit Commercial Mortgage Investment Corp. (Nasdaq: ICMI) today reported net earnings of $9.3 million or $0.33 per share ($0.32 diluted net earnings per share) for the quarter ended June 30, 1999 as compared to net earnings of $9.2 million or $0.27 per share for the same period last year. Per share amounts presented herein are the same for basic and diluted share computations except for the quarter ended June 30, 1999. Net earnings for the six months ended June 30, 1999 aggregated $14.1 million or $0.49 per share as compared to net earnings of $17.0 million or $0.49 per share for the same period last year. The Company's net earnings for the quarter and six months ended June 30, 1999 were reduced by $1.5 million ($0.05 per share) and $4.6 million ($0.16 per share), respectively, for non-cash charges to increase the Company's allowance for loan losses on mortgage loans. Similar charges in the same periods last year were negligible.

     The Company's operating results, funds from operations and financial position are summarized as follows (dollars in thousands, except per share data):


                                                               1999                        1998
Operating Results:                                         2/nd/ Quarter               2/nd/ Quarter
-----------------                                          -------------               -------------
Net earnings                                                   $ 9,289                      $9,178
Depreciation of real property                                      791                         242
                                                               -------                      ------
Funds from operations ("FFO")                                  $10,080                      $9,420
                                                               =======                      ======
Dividends declared                                             $ 8,550                      $9,660
                                                               =======                      ======
Net earnings per share (diluted)                               $  0.32                      $ 0.27
                                                               =======                      ======
FFO per share                                                  $  0.35                      $ 0.27
                                                               =======                      ======
Dividends declared per share                                   $  0.30                      $ 0.28
                                                               =======                      ======

                                                               1999                         1998
Operating Results:                                        1/st/ Six Months             1/st/ Six Months
-----------------                                         ----------------             ----------------
Net earnings                                                   $14,084                     $17,026
Depreciation of real property                                    1,582                         242
                                                               -------                     -------
Funds from operations ("FFO")                                  $15,666                     $17,268
                                                               =======                     =======
Dividends declared                                             $17,100                     $17,940
                                                               =======                     =======
Net earnings per share                                         $  0.49                     $  0.49
                                                               =======                     =======
FFO per share                                                  $  0.55                     $  0.50
                                                               =======                     =======
Dividends declared per share                                   $  0.60                     $  0.52
                                                               =======                     =======


                                                               June 30,                  December 31,
Summary of Financial Position:                                  1999                        1998
-----------------------------                                   ----                        ----
Cash and cash equivalents                                     $ 48,426                    $ 23,398
Repurchase agreements                                           68,190                         -
Mortgage loans, net                                            420,796                     556,648
Real property, net                                             104,282                     107,663
Securities available-for-sale                                   54,553                      57,671
Other assets                                                     7,623                      11,794
                                                              --------                    --------
 Total Assets                                                 $703,870                    $757,174
                                                              ========                    ========

Dividends and other payables and accruals                     $ 15,436                    $ 17,233
Debt                                                           285,332                     331,132
Total Stockholders' Equity                                     403,102                     408,809
                                                              --------                    --------
 Total Liabilities and Stockholders' Equity                   $703,870                    $757,174
                                                              ========                    ========


     Allowance for Loan Losses

     The loan loss provision for the first six months of 1999 was generally due to an increase in the principal amount of mortgage loans maintained on non-accrual status. As of June 30, 1999, the Company's mortgage loan portfolio included 1,044 loans with a principal balance of $421.3 million (before an allowance for loan losses of $10.0 million), of which 10 loans with a principal balance of $14.7 million were over 90 days past due, maintained on non-accrual status and considered impaired loans. As of December 31, 1998, the Company's mortgage loan portfolio included 1,343 loans with a principal balance of $552.9 million (before an allowance for loan losses of $8.0 million), of which 38 loans with a principal balance of $5.7 million were over 90 days past due, maintained on non-accrual status and considered impaired loans.

     Net Interest Income

     The table presented below sets forth the components of the Company's net interest income (in thousands of dollars) and yields (expressed as a percentage per annum) for the relevant periods. The yield computations are based on average investment balances for interest income and average debt outstanding for interest expense.

                                          1999 2/nd/  Quarter              1998  2/nd/  Quarter
                                          -------------------              --------------------
                                           Amount      Yield                Amount      Yield
                                           ------      -----                ------      -----
Interest Income:
Mortgage loans                              $10,486      8.43%              $ 9,340       8.41%
Securities                                    1,494     10.57                 1,611      10.81
Interest bearing accounts*                      531      4.36                    67       4.68
                                            -------                         -------
  Total                                      12,511      8.31                11,018       8.65
Mortgage loans - non-recurring income         4,451                             818
                                            -------                         -------
  Total Interest Income                      16,962                          11,836
Less interest expense**                       3,826      6.36                   843       6.92
                                            -------                         -------
    Net Interest Income                     $13,136                         $10,993
                                            =======                         =======

                                       1999 1/st/ Six Months  1998 1/st/ Six Months
                                       ---------------------  ---------------------
                                         Amount      Yield      Amount      Yield
                                         ------      -----      ------      -----
Interest Income:
Mortgage loans                          $22,319       8.57%    $15,313       8.54%
Securities                                3,051      10.74       3,065      10.72
Interest bearing accounts*                  893       4.48       2,186       5.52
                                        -------                -------
  Total                                  26,263       8.50      20,564       8.31
Mortgage loans - non-recurring income     4,730                    818
                                        -------                -------
  Total Interest Income                  30,993                 21,382
Less interest expense**                   8,086       5.88         843       6.92
                                        -------                -------
    Net Interest Income                 $22,907                $20,539
                                        =======                =======

 *  Includes repurchase agreements.
**  Excludes interest expense attributable to real property.

       Real Property

       The table presented below sets forth the Company's real property operating results (in thousands of dollars) and yields (expressed as a percentage per annum) for the relevant periods. The yields are based on the average amount of real property assets for rental income after operating expenses and average debt outstanding for interest expense.

                                           1999 2/nd/ Quarter    1998 2/nd/ Quarter
                                           ------------------    ------------------
                                           Amount       Yield    Amount       Yield
                                           ------       -----    ------       -----
Real Property Income:
Rental income                              $3,451                  $993
Less operating expenses                       834                   214
                                           ------                  ----
Rental income after operating expenses      2,617       9.68%       779        10.14%
Less interest expense                         827       7.06        191         7.31
                                           ------                  ----
Real property FFO                           1,790                   588
Less depreciation                             791                   242
                                           ------                  ----
Real property income                       $  999                  $346
                                           ======                  ====

                                           1999 1/st/ Six Months     1998 1/st/ Six Months
                                           ---------------------     ---------------------
                                           Amount          Yield     Amount          Yield
                                           ------          -----     ------          -----
Real Property Income:
Rental income                              $6,994                      $993
Less operating expenses                     1,601                       214
                                           ------                      ----
Rental income after operating expenses      5,393          9.91%        779          10.14%

Less interest expense                       1,667          7.08         191           7.31
                                           ------                      ----
Real property FFO                           3,726                       588
Less depreciation                           1,582                       242
                                           ------                      ----
Real property income                       $2,144                      $346
                                           ======                      ====

     Set forth below are the Company's consolidated balance sheets as of June 30, 1999 and December 31, 1998 and consolidated statements of earnings for the three and six months ended June 30, 1999 and 1998. Amounts are expressed in thousands, except for share data.


              IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                          Consolidated Balance Sheets


                                                                        June 30,          December 31,
                                                                         1999                1998
                                                                        ------              ------
Assets
Cash and interest bearing deposits                                     $ 48,426             $ 23,398
Repurchase agreements                                                    68,190                    -
Mortgage loans collateralizing debt obligations, net of
 allowance for loan losses of $4,833                                    286,407                    -
Mortgage loans, net of allowance for loan losses of $5,117
 and $8,027, respectively                                               134,389              556,648
Real property, net of accumulated depreciation                          104,282              107,663
Securities available-for-sale, at estimated fair value                   54,553               57,671
Accrued interest receivable                                               3,245                6,410
Other assets                                                              4,378                5,384
                                                                       --------             --------
     Total Assets                                                      $703,870             $757,174
                                                                       ========             ========

Liabilities
Dividends payable                                                      $  8,550             $  9,405
Accrued expenses, payables and other liabilities                          6,886                7,828
Borrowings under collateralized mortgage obligations                    238,559                    -
Borrowings under secured warehouse facility                                   -              279,000
Borrowings under secured bank loan                                            -                3,557
Mortgage loans secured by real property                                  46,773               48,575
                                                                       --------             --------
     Total Liabilities                                                  300,768              348,365
                                                                       --------             --------

Stockholders' Equity
Common stock, $.0001 par value.  Authorized 500,000,000
shares, 28,500,000 shares issued and outstanding                              3                    3
Additional paid-in capital                                              425,615              425,615
Accumulated other comprehensive income (loss)                            (2,470)                 221
Distributions in excess of earnings                                     (20,046)             (17,030)
                                                                       --------             --------
     Total Stockholders' Equity                                         403,102              408,809
                                                                       --------             --------
     Total Liabilities and Stockholders' Equity                        $703,870             $757,174
                                                                       ========             ========

             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                      Consolidated Statements of Earnings

                                                             Three months ended                  Six months ended
                                                                  June 30,                           June 30,
                                                           1999             1998              1999              1998
                                                           ----             ----              ----              ----
Income
Mortgage loans                                           $14,937          $10,158           $27,049           $16,131
Securities available-for-sale                              1,494            1,611             3,051             3,065
Repurchase agreements and interest bearing deposits          531               67               893             2,186
                                                         -------          -------           -------           -------
  Total Interest Income                                   16,962           11,836            30,993            21,382
Real Property Rental Income                                3,451              993             6,994               993
                                                         -------          -------           -------           -------
Total Income                                              20,413           12,829            37,987            22,375
                                                         -------          -------           -------           -------

Operating Expenses
Management fees                                            2,049            1,365             3,916             2,565
Interest expense                                           4,653            1,034             9,753             1,034
Provision for loan losses                                  1,533              100             4,633               100
Depreciation of real property                                791              242             1,582               242
Real property operating expenses                             834              214             1,601               214
Due diligence expenses                                       993              374             1,745               524
Other                                                        271              322               673               670
                                                         -------          -------           -------           -------
Total Operating Expenses                                  11,124            3,651            23,903             5,349
                                                         -------          -------           -------           -------
Net Earnings                                               9,289            9,178            14,084            17,026
Dividends                                                  8,550            9,660            17,100            17,940
                                                         -------          -------           -------           -------
Net earnings in excess of accrued dividends
     (Accrued dividends in excess of net earnings)       $   739          $  (482)          $(3,016)          $  (914)
                                                         =======          =======           =======           =======

Earnings per share
Basic                                                    $  0.33          $  0.27           $  0.49           $  0.49
Diluted                                                  $  0.32          $  0.27           $  0.49           $  0.49

Weighted average common shares outstanding
Basic                                                 28,500,000       34,500,000        28,500,000        34,500,000
Diluted                                               28,586,333       34,500,000        28,559,439        34,535,084

       Imperial Credit Commercial Mortgage Investment Corp. is a publicly traded real estate investment trust that invests primarily in multifamily and commercial mortgage loans, real property and commercial mortgage-backed securities. The Company is managed by Imperial Credit Commercial Asset Management Corp., a wholly-owned subsidiary of Imperial Credit Industries, Inc. (Nasdaq: ICII).


       Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995,
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "may," "will," "intend," "should," "expect," "anticipate," "estimate" or "continue" or the negatives thereof or other comparable terminology. The Company's actual results could differ materially from those anticipated in such forward-looking statements due to a variety of factors, including, but not limited to, changes in national, regional or local economic environments, competitive products and pricing, government fiscal and monetary policies, changes in prevailing interest rates, the course of negotiations, the fulfillment of contractual conditions, factors inherent to the valuation and pricing of interests in commercial mortgage-backed securities, other factors generally understood to affect the real estate acquisition, mortgage and leasing markets and security investments, the other risks detailed in the Company's Registration Statement on Form S-11, as amended, filed with the Securities and Exchange Commission (the "SEC"), periodic reports on Forms 10-Q, 8-K and 10-K and any amendments with respect thereto filed with the SEC, and other filings made by the Company with the SEC.

       For further information, please contact Michael Meltzer, Chief Financial Officer, at (310) 231-5906 or Karen Montandon, Investor Relations, at (310) 791-8022.